BUSINESS CORPORATIONS ACT
                              (Section 190)
                                                                Form 3-01

                            ARTICLES OF CONTINUANCE
_________________________________________________________________________

1.      Name of Corporation:  CONSOLIDATED CASSANDRA RESOURCES INC.
_________________________________________________________________________

2.	The classes and any maximum number of shares that the corporation is authorized to issue:

		100,000 common shares without par value
_________________________________________________________________________

3.	Restrictions if any on share transfers:     None
_________________________________________________________________________

4.	Number (or minimum or maximum number) of Directors:

	     	Minimum of 3 and a maximum of 8
_________________________________________________________________________

5.	Restrictions if any on business the corporation may carry on:

	     	None
_________________________________________________________________________

6.	If change of name effected, previous name:

		Cassandra Resources Inc.
_______________________________________________________________________

7.	Details of incorporation:

        Incorporated on January 21, 1987 under the Company Act (British Columbia) under the name of Cassandra Resources Inc., incorporation no. 320508
_______________________________________________________________________

8.	Other provisions, if any:

(a)	Shareholder meetings may be held in Vancouver, British Columbia.

(b)	The Business Corporations Act (Yukon) (the "BCA") shall apply to all matters scheduled for consideration at meetings of the Corporation's shareholders and directors but adjourned to a date or dates following the Corporation's continuation under the BCA.
________________________________________________________________________

9.      Date                    Signature                  Title



           EXHIBIT 3.1 - Pg. 1




                         BUSINESS CORPORATIONS ACT
                                  FORM 3



                        CERTIFICATE OF CONTINUANCE




                    CONSOLIDATED CASSANDRA RESOURCES, INC.
_________________________________________________________________________

                            Name of Corporation



	I HEREBY CERTIFY THAT THE ABOVE-MENTIONED
	CORPORATION WAS CONTINUED, AS SET OUT IN THE
	ATTACHED ARTICLES OF CONTINUANCE, UNDER
	SECTION 190 OF THE BUSINESS CORPORATIONS ACT.








        __________________________________________
                          Register of Corporations
                          M. Richard Roberts


                          September 14, 1993

        __________________________________________
                          Date of Continuance



          EXHIBIT 3.1 - Pg. 2




                         BUSINESS CORPORATIONS ACT
                                   FORM 5



                          CERTIFICATE OF AMENDMENT


BOLIVAR GOLDFIELDS LTD.                          23750
_________________________________________________________________________
  Name of Corporation                     Corporation Access Number


I hereby certify that the articles of the above-mentioned corporation were amended:

[ ] under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

[ ] under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

[X] under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

[ ] under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

[ ] under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.




        __________________________________
                 M. Richard Roberts
                 Registrar of Corporations



                 September 27, 1993

        __________________________________
                 Date of Amendment



          EXHIBIT 3.1 - Pg. 3



                         BUSINESS CORPORATIONS ACT
                             (Section 30 or 179)

                                                                Form 5-01


ARTICLES OF AMENDMENT


1.      Name of Corporation:    CONSOLIDATED CASSANDRA RESOURCES, INC.

2.	The articles of the above named corporation are amended pursuant to a court order:

	Yes______			No__X____

3.      The articles of the above-named corporation are amended as follows:

			BOLIVAR GOLDFIELDS LTD.






_______________     	______________________________	__________________
Date                    Michael I. Seifert              Secretary



<EXHIBIT 3.1 - Pg. 4>



                      BUSINESS CORPORATIONS ACT (YUKON)
                             (Section 30 or 179)
                                                                Form 5-01


                           ARTICLES OF AMENDMENT
                           ---------------------

1.	Name of Corporation:	BOLIVAR GOLDFIELDS LTD.

2.	Corporate Access Number:  23750

3.	The articles of the above named corporation are amended pursuant to a court order:

	Yes______			No__X____

4.	The articles of the above-named corporation are amended as
	follows:

	by a Special Resolution of the Shareholders the name of the Corporation is changed to:

			Storage @ccess Technologies Inc.









5.      Date       Signature                     Title



                   _________________________     Corporate Secretary
                                                 & Legal Counsel

Articles of Amendment - Name Change



          EXHIBIT 3.1 - Pg. 5



                     BUSINESS CORPORATIONS ACT (YUKON)
                             (Section 30 or 179)

                                                                Form 5-01


                           ARTICLES OF AMENDMENT
                           ---------------------

1.	Name of Corporation:	BOLIVAR GOLDFIELDS LTD.

2.	Corporate Access Number:  23750

3.	The articles of the above named corporation are amended pursuant to a court order:

	Yes______			No__X____

4.	The articles of the above-named corporation are amended as
 	follows:

	by a Special Resolution of the Shareholders the name of the Corporation is changed to:

			Storage @ccess Technologies Inc.









5.      Date       Signature                     Title


                                                 Corporate Secretary
                                                 & Legal Counsel
                                                ___________________
Articles of Amendment - Name Change



          EXHIBIT 3.1 - Pg. 6



                      BUSINESS CORPORATIONS ACT (YUKON)


                           ARTICLES OF AMENDMENT
                           ---------------------


1.      Name of Corporation:  BOLIVAR GOLDFIELDS LTD.

2.	Corporate Access Number:  23750

3.	The Articles of Continuance of Bolivar Goldfields Ltd. (the
        "Corporation") are amended pursuant to a Court Order:

	Yes______			No__X____

4.	Paragraph 8(a) of the Articles of Continuance of the Corporation
	be deleted and replaced with the following:

	"8(a) Meetings of Shareholders may be held at Toronto, Ontario or such other place or places as the directors in their absolute discretion may determine from time to time."




Dated this 6th day of November, 1996.


_________________________________
Authorized Signatory

Assistant Corporate Secretary

_________________________________
Title


(Form 5-01)



          EXHIBIT 3.1 - Pg. 7




                     BUSINESS CORPORATIONS ACT (YUKON)

                                                                Form 5-01


                           ARTICLES OF AMENDMENT


1.	Name of Corporation:		BOLIVAR GOLDFIELDS LTD.

2.	Corporate Access Number:	23750

3.	The Articles of Continuance of Bolivar Goldfields Ltd. (the
        "Corporation") are amended pursuant to a Court Order:

	Yes______			No__X____

4.	The Articles of Continuance of the corporation are amended as follows by Special Resolution of the Shareholders of the Corporation:

        (a) The Corporation consolidate all of its common shares without par value issued and outstanding as of June 19, 1997, every five
        (5) common shares without par value being consolidated into one (1) common share without par value;

        (b) No fractional common share of the Corporation shall be issued in connection with the consolidation and in the event that the resultant number of shares held by any shareholder is not a whole number, then the number of common shares to be received by a shareholder shall be rounded down to the nearest whole number of common shares; and

	(c)	The maximum number of common shares that the Corporation
                is authorized to issue is not amended, and shall remain as 100,000,000 common shares without par value authorized for issuance by the Corporation.

5.      Date       Signature                   Title



                                               Asst. Corp. Secretary
June 19, 1997                                  & Legal Counsel
_______________    ________________________    ________________



          EXHIBIT 3.1 - Pg. 8



                   BUSINESS CORPORATIONS ACT (YUKON)
                            (Section 30 or 179)

                                                                Form 5-01


                            ARTICLES OF AMENDMENT


1.	Name of Corporation:	STORAGE @CCESS TECHNOLOGIES INC.

2.	Corporate Access Number:	28600

3.	The Articles of the above named Corporation are amended pursuant to a court order:

	Yes______			No__X____

4.	Pursuant to the Business Corporations Act (Yukon), the Corporation
        amend paragraph 2 of the Articles of Continuance filed September
        14, 1993, as amended by Articles of Amendment filed September 27, 1993, May 18, 1994, November 12, 1996, June 19, 1997 and February 8,
        2001, by deleting paragraph 2 and replacing the classes and any maximum number of shares that the Corporation is authorized to issue with the following:

                2. "An unlimited number of common shares without par value."

5.      Date       Signature                     Title



                                                 Corporate Secretary
June 13, 2001                                    & Legal Counsel
_______________    ________________________      ________________



          EXHIBIT 3.1 - Pg. 9



                         BUSINESS CORPORATIONS ACT
                                   FORM 5



                           CERTIFICATE OF AMENDMENT


BOLIVAR GOLDFIELDS LTD.                            23750
_________________________________________________________________________
 Name of Corporation                     Corporation Access Number


I hereby certify that the articles of the above-mentioned corporation were amended:

[ ] under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

[ ] under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

[X] under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

[ ] under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

[ ] under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.




        __________________________________
                Registrar of Corporations
                M. Richard Roberts


                MAY 18, 1994
        __________________________________
                Date of Amendment



          EXHIBIT 3.1 - Pg. 10




                          Certificate of Amendment





                           BOLIVAR GOLDFIELDS LTD.



I hereby certify that the articles of the above-mentioned corporation were amended:

[ ] under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

[ ] under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

[X] under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

[ ] under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

[ ] under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.




Corporate Access Number: 23750
_____________________________
Date of Amendment:  1996-11-12		M. Richard Roberts
                                        Registrar of Corporations



          EXHIBIT 3.1 - Pg. 11




                          BUSINESS CORPORATIONS ACT
                                  FORM 5



                          Certificate of Amendment




                          BOLIVAR GOLDFIELDS LTD.



I hereby certify that the articles of the above-mentioned corporation were amended:

[ ] under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

[ ] under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

[X]	under section 179 of the Business Corporations Act as set out in the
        attached Articles of Amendment.

[ ] under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

[ ] under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.




Corporate Access Number: 23750
_____________________________
Date of Amendment:  1997-6-19		M. Richard Roberts
                                        Registrar of Corporations



          EXHIBIT 3.1 - Pg. 12



                          BUSINESS CORPORATIONS ACT
                                    FORM 5



                          Certificate of Amendment




                      STORAGE @CCESS TECHNOLOGIES INC.



I hereby certify that the articles of the above-mentioned corporation were amended:

[ ] under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

[ ] under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

[X] under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

[ ] under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

[ ] under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.




Corporate Access Number: 28600
_____________________________
Date of Amendment:  2001-06-13		M. Richard Roberts
                                        Registrar of Corporations



          EXHIBIT 3.1 - Pg. 13